SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2003

Western Glory Hole, Inc.

---------------------------

(Exact name of registrant as specified in its charter)

Nevada                       000-30415               87-0632495

------                            ---------                     ----------

(State or other jurisdiction    (Commission File Number)      (IRS Employer

     of incorporation)

  Identification Number)

2530 Rural Road, Tempe, AZ

85282

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code: (480) 731-9100

(Former name or former address, if changed since last report.)

1981 East Murray Holiday Road, Salt Lake City, UT  84117

ITEM 1. Changes in Control of Registrant.

Pursuant to an Agreement and Plan of Reorganization dated October 30, 2003 between the Company and Health Enhancement Corporation, 9,000,000 shares of the Company’s common stock were exchanged for all of the issued and outstanding shares of Health Enhancement Corporation, making Health Enhancement Corporation a wholly owned subsidiary of the Company.  This transaction, which closed on November 21, 2003, created a change in control of the Company.  On November 21, 2003, the current officer and director, Kevin Baer appointed Howard R. Baer to the board of directors and then resigned as an officer and director.  Mr. Howard R. Baer is now the sole director and officer of the Company and owns 6,402,450 shares of the Company’s common stock, that represents 62.55% of the Company’s currently issued and outstanding common stock.  Mr. Baer exchanged an equal number of Health Enhancement Corporation shares for the Company’s shares.  Howard R. Baer is father to Kevin Baer.

As a part of the Agreement, the Company will change its name to Health Enhancement Products, Inc.

Item 2.  Acquisition or Disposition of Assets.

Pursuant to an Agreement and Plan of Reorganization dated October 30, 2003, between the Company and Health Enhancement Corporation, 9,000,000 shares of the Company’s common stock were exchanged on November 21, 2003, for all of the issued and outstanding shares of Health Enhancement Corporation making Health Enhancement Corporation a wholly owned subsidiary of the Company.

The Company will pursue the business of Health Enhancement Corporation, a nutraceutical company focused on identifying and marketing natural, health related products.  The Company’s new address is 2530 Rural Road, Tempe, AZ

, 85282, telephone (480) 731-9100.

Description of the Business

 Health Enhancement Corporation (“HEC”) was organized under the laws of the State of Nevada on October 9, 2003.  HEC plans to identify, produce and market natural health related products.  HEC has not yet generated any revenues from its planned operations and is considered a development stage company.  At the present time HEC’s primary product is ProAlgaZyme (“PAZ”), an immune system enhancing water that is produced from an algae grown in 100% distilled water.  The algae produces a protective barrier as a means of protecting itself and this enzyme is drawn off, filtered, tested and bottled for consumption.

Recent clinical trials performed by HEC have indicated that PAZ may increase and activate the white blood cells in individuals whose white cells are low or inactive, in effect enhancing the immune system.  HEC is currently performing clinical trials on several illnesses and diseases with ProAlgaZyme, including various types of cancer, HIV/AIDS, and Chronic Fatigue Syndrome.

HEC is committed to locating and bringing to market a variety of heath related products intended to address and correct a wide variety of illnesses by restoring health and “normal” function to the human body.  HEC’s approach is that the products will be, to the maximum level possible, wholly “natural”, with the ingredients being naturally grown or derived and will not be chemically synthesized.  It is HEC’s intent that the products it markets will be produced under the strictest condition of purity.

In addition to ProAlgaZyme, HEC has identified several other vitamin-related and other special purpose products that may fit into its product line.

Management

Howard R. Baer, 61 years old.  Mr. Baer is the Company’s sole officer and director.  He attended Burdette College in Boston, MA from 1959 to 1960 where he studied business law and accounting.  He also attended the New York Institute of Finance.  Mr. Baer has been in the investment banking business for approximately 40 years.  From 1989 to the present he has been President of Carriage House Capital, Inc.  Mr. Baer is also Chairman of Politics.com, Inc.

Item 4.  Changes in Registrant’s Certifying Accountant

The Company’s independent auditor for the years ended December 31, 2001 and 2002 was Sellers and Andersen, LLC.  On or about November 24, 2003, the Company terminated the engagement of Sellers and Andersen, LLC as its independent auditor.  The Board of Directors approved the accounting firm of Pritchett, Siler and Hardy, P.C. to serve as independent auditor of the Company for the year ended December 31, 2003 and any interim periods.  The Company has been advised that neither Pritchett, Siler and Hardy, P.C. nor any of their members or associates has any relationship with the Company or any of its affiliates, except in the firm’s proposed capacity as the Company’s independent auditor.

During the fiscal years ended December 31, 2001 and 2002, and any subsequent interim periods, the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion from the Company’s former independent auditor, and were not modified as to uncertainty, audit scope, or accounting principles, except the reports issued by Sellers and Andersen, LLC contained a statement expressing doubt about the ability of the Company to continue as a going concern due to its status as a development stage company with no significant operating results.  During the year ended December 31, 2002, and from that date to the present, there were no disagreements with the former independent auditor on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure which, if not resolved to the former independent auditor’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit report.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

 Included with this report.

         (b)  Pro Forma Financial Information.

              Included with this report.

         (c)  Exhibits.

     Exhibit

SEC

Description of Exhibit

     Number

Reference

1

2

Agreement and Plan of Reorganization

3

16

Letter on Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2003

WESTERN GLORY HOLE, INC.

By: /s/ Howard R. Baer

Howard R. Baer,  President

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

FINANCIAL STATEMENTS

OCTOBER 23, 2003

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

CONTENTS

PAGE

—

Independent Auditors' Report

1

—

Balance Sheet, October 23, 2003

2

—

Statement of Operations, for the period from

inception on October 9, 2003 through

October 23, 2003

3

—

Statement of Stockholders' Equity (Deficit), for

the period from inception on October 9, 2003

through October 23, 2003

4

—

Statement of Cash Flows, for the period from

inception on October 9, 2003 through

October 23, 2003

5

—

Notes to Financial Statements

6 - 8

INDEPENDENT AUDITORS' REPORT

Board of Directors

HEALTH ENHANCEMENT CORPORATION

Tempe, Arizona

We have audited the accompanying balance sheet of Health Enhancement Corporation [a development stage company] at October 23, 2003, and the related statements of operations, stockholders' equity (deficit) and cash flows for the period from inception on October 9, 2003 through October 23, 2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of Health Enhancement Corporation [a development stage company] as of October 23, 2003, and the results of its operations and its cash flows for the period from inception on October 9, 2003 through October 23, 2003, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 4 to the financial statements, the Company was only recently formed and has not yet been successful in establishing profitable operations.  Further, the Company has current liabilities in excess of current assets.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  Management’s plans in regards to these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ PRITCHETT, SILER & HARDY, P.C.

PRITCHETT, SILER & HARDY, P.C.

November 5, 2003

Salt Lake City, Utah

#

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

BALANCE SHEET

ASSETS

October 23,

2003

___________

CURRENT ASSETS:

Cash

$

-

___________

Total Current Assets

-

___________

$

-

___________

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:

Accounts payable

$

635

Due to related party

85

___________

Total Current Liabilities

720

___________

STOCKHOLDERS' EQUITY (DEFICIT):

Preferred stock, $.001 par value,

10,000,000 shares authorized,

no shares issued and outstanding

-

Common stock, $.001 par value,

100,000,000 shares authorized,

9,000,000 shares issued and

outstanding

9,000

Deficit accumulated during the

development stage

(9,720)

___________

Total Stockholders' Equity (Deficit)

(720)

___________

$

-

___________

The accompanying notes are an integral part of this financial statement.

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

STATEMENT OF OPERATIONS

From Inception

on October 9,

2003 Through

October 23, 2003

_____________

REVENUE

$

-

_____________

EXPENSES:

General and administrative

720

Research and development

9,000

_____________

Total Expenses

9,720

_____________

LOSS BEFORE INCOME TAXES

(9,720)

CURRENT TAX EXPENSE

-

DEFERRED TAX EXPENSE

-

_____________

NET LOSS

$

(9,720)

_____________

LOSS PER COMMON SHARE

$

(.00)

_____________

The accompanying notes are an integral part of this financial statement.

#

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

FROM THE DATE OF INCEPTION ON OCTOBER 9, 2003

THROUGH OCTOBER 23, 2003

Deficit

Accumulated

Preferred Stock

Common Stock

Capital in

During the

_________________

____________________

Excess of

Development

Shares

Amount

Shares

Amount

Par Value

Stage

________

________

_________

________

_________

___________

BALANCE, October 9, 2003

-

$

-

-

$

-

$

-

$

-

Common stock issued for research and

  development at $.001 per share, October 2003

-

-

9,000,000

9,000

-

-

Net loss for the period ended October 23, 2003

-

-

-

-

-

(9,720)

________

________

_________

________

_________

___________

BALANCE, October 23, 2003

-

$

-

9,000,000

$

9,000

$

-

$

(9,720)

________

________

_________

________

_________

___________

The accompanying notes are an integral part of this financial statement.

#

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

STATEMENT OF CASH FLOWS

From Inception

on October 9,

2003 Through

October 23, 2003

_____________

Cash Flows from Operating Activities:

Net loss

$

(9,720)

Adjustments to reconcile net loss to net cash used

  by operating activities:

Non-cash services rendered for stock issued

9,000

Changes in assets and liabilities:

Increase in accounts payable

635

Increase in due to related party

85

_____________

Net Cash (Used) by Operating Activities

-

_____________

Cash Flows from Investing Activities

-

_____________

Net Cash (Used) by Investing Activities

-

_____________

Cash Flows from Financing Activities

-

_____________

Net Cash Provided by Financing Activities

-

_____________

Net Increase in Cash

-

Cash at Beginning of Period

-

_____________

Cash at End of Period

$

-

_____________

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

  Interest

$

-

  Income taxes

$

-

Supplemental Schedule of Non-cash Investing and Financing Activities:

For the period from inception on October 9, 2003 through October 23, 2003:

In October 2003, the Company issued 9,000,000 shares of common stock for research and development valued at $9,000.

The accompanying notes are an integral part of this financial statement.

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Health Enhancement Corporation (“the Company”) was organized under the laws of the State of Nevada on October 9, 2003.  The Company plans to produce and market health products.  The Company has not yet generated any revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.  The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Organization Costs - Organization costs of $635, which reflect amounts expended to organize the Company, were expensed as incurred.

Research and Development - Research and development costs are expensed as incurred.  The Company expensed $9,000 in research and development costs during the period from inception on October 9, 2003 through October 23, 2003.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” [See Note 5].

Loss Per Share - The computation of loss per share is based on the weighted average number of common shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, “Earnings Per Share” [See Note 6].

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period.  Actual results could differ from those estimated.

Recently Enacted Accounting Standards - Statement of Financial Accounting Standards (“SFAS”) No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”, SFAS No. 147, “Acquisitions of Certain Financial Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9”, SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123”, SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”, and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, were recently issued.  SFAS No. 146, 147, 148, 149 and 150 have no current applicability to the Company or their effect on the financial statements would not have been significant.

#

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - CAPITAL STOCK

Preferred Stock - The Company has authorized 10,000,000 shares of preferred stock, $.001 par value, with such rights, preferences and designations and to be issued in such series as determined by the Board of Directors.  No shares are issued and outstanding at October 23, 2003.

Common Stock - In October 2003, in connection with its organization, the Company issued 9,000,000 shares of its previously authorized but unissued common stock (6,418,950 of which were issued to an officer/shareholder of the Company) for research and development valued at $9,000 (or $.001 per share).

NOTE 3 - RELATED PARTY TRANSACTIONS

Due to Related Party - During the period from inception on October 9, 2003 through October 23, 2003, Health Enhancement Products, Inc., an entity under common control, paid $85 of expenses on behalf of the Company.  At October 23, 2003, the Company has not repaid the amount.

Management Compensation - The Company has not paid any cash compensation to any officer or director of the Company.  However, in October 2003, an officer/shareholder of the Company received 6,418,950 shares of common stock for research and development [See Note 2].

Office Space - The Company has not had a need to rent office space.  An officer of the Company is allowing the Company to use his address, as needed, at no expense to the Company.

NOTE 4 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern.  However, the Company was only recently formed and has not yet been successful in establishing profitable operations.  Further, the Company has current liabilities in excess of current assets.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock or through a possible business combination.  There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 5 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”.  SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

#

HEALTH ENHANCEMENT CORPORATION

[A Development Stage Company]

NOTES TO FINANCIAL STATEMENTS

NOTE 5 - INCOME TAXES [Continued]

The Company has available at October 23, 2003 an unused operating loss carryforward of approximately $9,100 which may be applied against future taxable income and which expires in 2023.  The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined.  Because of the uncertainty surrounding the realization of the net deferred tax assets, the Company has established a valuation allowance equal to their tax effect and, therefore, no deferred tax asset has been recognized.  The net deferred tax assets are approximately $1,400 as of October 23, 2003, with an offsetting valuation allowance of the same amount, resulting in a change in the valuation allowance of approximately $1,400 for the period from inception on October 9, 2003 through October 23, 2003.

NOTE 6 - LOSS PER SHARE

The following data shows the amounts used in computing loss per share:

From Inception

on October 9,

2003 Through

October 23, 2003

_____________

Loss from operations available to

common shareholders (numerator)

$

(9,720)

_____________

Weighted average number of

common shares outstanding used

in loss per share for the period

(denominator)

9,000,000

_____________

Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would affect the computation of diluted loss per share.

NOTE 7 - SUBSEQUENT EVENTS

On October 30, 2003, the Company signed an Agreement and Plan of Reorganization with Western Glory Hole, Inc. (“WGH”).  The agreement calls for WGH to issue 9,000,000 post-split shares of WGH common stock to the former shareholders of the Company for all 9,000,000 outstanding shares of the Company’s common stock.  The agreement also calls for WGH to cancel 125,000 pre-split shares of WGH common stock, for WGH to effect a 2-for-1 forward stock split and for WGH to change its name to Health Enhancement Products, Inc.  The acquisition closed in November 2003.

#

HEALTH ENHANCEMENT CORPORATION

AND WESTERN GLORY HOLE, INC.

PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

[Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Western Glory Hole, Inc. (a Nevada corporation) (“PARENT”) as of September 30, 2003 and the balance sheet of Health Enhancement Corporation (a Nevada corporation) (“SUBSIDIARY”) as of October 23, 2003, accounting for the transaction as a reorganization of SUBSIDIARY in a manner similar to a reverse purchase with the issuance of common stock of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period.  The transaction was completed on November 21, 2003.

The following unaudited proforma condensed combined statement of operations combines the results of operations of PARENT for the twelve-month period ended September 30, 2003 and the results of operations of SUBSIDIARY for the period from inception on October 9, 2003 through October 23, 2003 as if the transaction had occurred at the beginning of the periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY.  These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the beginning of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

#

HEALTH ENHANCEMENT CORPORATION

AND WESTERN GLORY HOLE, INC.

PROFORMA CONDENSED COMBINED BALANCE SHEET

ASSETS

[Unaudited]

Health

Western Glory

Enhancement

Hole, Inc.

 Corporation

September 30,

October 23,

Proforma

2003

2003

Increase

Proforma

[PARENT]

[SUBSIDIARY]

(Decrease)

Combined

_____________

_____________

_____________

_____________

ASSETS:

Cash

$

-

$

-

$

-

$

-

_____________

_____________

_____________

_____________

$

-

$

-

$

-

$

-

_____________

_____________

_____________

_____________

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES:

Accounts payable

$

-

$

635

$

-

$

635

Due to related party

-

85

-

85

_____________

_____________

_____________

_____________

Total Liabilities

-

720

-

720

_____________

_____________

_____________

_____________

STOCKHOLDERS’ EQUITY (DEFICIT):

Preferred stock

-

-

-

-

[A]

492

[B]

9,000

Common stock

743

9,000

[C]

(9,000)

10,235

[A]

(492)

[B]

(9,000)

[C]

9,000

Capital in excess of par value

49,088

-

[D]

(49,831)

(1,235)

Deficit accumulated during

  the development stage

(49,831)

(9,720)

[D]

49,831

(9,720)

_____________

_____________

_____________

_____________

Total Stockholders’ Equity (Deficit)

-

(720)

-

(720)

_____________

_____________

_____________

_____________

$

-

$

-

$

-

$

-

_____________

_____________

_____________

_____________

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

#

HEALTH ENHANCEMENT CORPORATION

AND WESTERN GLORY HOLE, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

[Unaudited]

Health

Western Glory

Enhancement

Hole, Inc.

Corporation

For the Twelve

From Inception

Months Ended

on October 9,

September 30,

2003 Through

Proforma

 2003

October 23, 2003

Increase

Proforma

[PARENT]

[SUBSIDIARY]

(Decrease)

Combined

_____________

_____________

_____________

_____________

REVENUE

$

-

$

-

$

-

$

-

_____________

_____________

_____________

_____________

EXPENSES

3,578

9,720

-

13,298

_____________

_____________

_____________

_____________

INCOME (LOSS) FROM OPERATIONS

  BEFORE PROVISION FOR TAXES

(3,578)

(9,720)

-

(13,298)

PROVISION FOR INCOME TAXES

-

-

-

-

_____________

_____________

_____________

_____________

NET INCOME (LOSS)

$

(3,578)

$

(9,720)

$

-

$

(13,298)

_____________

_____________

_____________

_____________

BASIC EARNINGS (LOSS) PER COMMON SHARE

$

(.00)

_____________

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

#

HEALTH ENHANCEMENT CORPORATION

AND WESTERN GLORY HOLE, INC.

NOTES TO UNAUDITED PROFORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

[Unaudited]

NOTE 1 - WESTERN GLORY HOLE, INC.

Western Glory Hole, Inc. [“PARENT”] was organized under the laws of the State of Nevada on March 28, 1983 as L. Peck Enterprises, Inc.  In May 1999, PARENT changed its name to Western Glory Hole, Inc.  PARENT was in the business of developing mining property but has been inactive since 1990.

NOTE 2 - HEALTH ENHANCEMENT CORPORATION

Health Enhancement Corporation [“SUBSIDIARY”] was organized under the laws of the State of Nevada on October 9, 2003.  SUBSIDIARY plans to produce and market health products.

NOTE 3 - PROFORMA ADJUSTMENTS

On November 21, 2003, SUBSIDIARY was acquired by PARENT pursuant to an Agreement and Plan of Reorganization signed October 30, 2003.  The agreement called for PARENT to issue 9,000,000 post-split shares of common stock to the former shareholders of SUBSIDIARY for 100% of the outstanding shares of SUBSIDIARY’s common stock in a transaction wherein SUBSIDIARY became a wholly owned subsidiary of PARENT.  The agreement also called for PARENT to cancel 125,000 pre-split shares of common stock and to effect a 2-for-1 forward stock split.

The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be greater than that of the ongoing shareholders of PARENT and, accordingly, the management of SUBSIDIARY will assume operating control of the combined enterprise.  Consequently, the acquisition is accounted for as a recapitalization of SUBSIDIARY in a manner similar to a reverse purchase wherein SUBSIDIARY purchased the assets and liabilities of PARENT.

Proforma adjustments on the attached financial statements include the following:

[A]

To reflect the 2-for-1 forward split of PARENT’s common stock and the cancellation of 250,000 post-split shares of PARENT’s common stock.

[B]

To record the Purchase of SUBSIDIARY by PARENT through the issuance of 9,000,000 shares of post-dividend common stock.

[C]

To eliminate the common stock of SUBSIDIARY for consolidation.

[D]

To eliminate the accumulated deficit of PARENT at the date of acquisition to reflect the purchase by SUBSIDIARY for accounting purposes.

NOTE 4 - PROFORMA (LOSS) PER SHARE

The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.

#